Q4 2025 Letter to shareholders Exhibit 99.2

Financial highlights Revenue was $726 million, an increase of 70% year-over-year Gross margin was 91.9%, as compared to 92.6% in the prior year Net income was $252 million and net margin was 35%, an improvement of $181 million from the prior year Adjusted EBITDA was $327 million and Adjusted EBITDA margin was 45%, an improvement of $173 million from the prior year 1 Operating cash flow was $267 million, an improvement of $177 million from the prior year Free Cash Flow was $264 million, an improvement of $174 million from the prior year2 Basic and diluted earnings per share were $1.32 and $1.24, respectively Capital expenditures were $3.2 million, 0.4% of revenue Cash, cash equivalents, and marketable securities were $2.48 billion as of December 31, 2025 Total fully diluted shares outstanding were 206.1 million as of December 31, 2025, flat sequentially and down year-over-year Q4 2025 2 Q4 2025 • Letter to Shareholders Revenue was $2.2 billion, an increase of 69% year-over-year Gross margin was 91.2%, an improvement of 70 basis points from the prior year Net income was $530 million and net margin was 24%, an improvement of $1,014 million from the prior year Adjusted EBITDA¹ was $845 million and Adjusted EBITDA margin was 38%, an improvement of $547 million from the prior year Operating cash flow was $691 million, an improvement of $469 million from the prior year Free Cash Flow² was $684 million, an improvement of $468 million from the prior year Capital expenditures were $6.7 million, 0.3% of revenue Reddit’s Board of Directors authorized repurchase program of up to $1 billion of Class A common stock FY 2025 Q1 2026 strategic update

Q4 2025 • Letter to Shareholders

Q4 Business highlights

- **Daily Active Uniques ("DAUq")** averaged 121.4 million, an increase of 19% year-over-year
- **Weekly Active Uniques ("WAUq")** averaged 471.6 million, an increase of 24% year-over-year
- **Logged-in** users grew 10% and **Logged-out** users grew 27% year-over-year
- **U.S. DAUq** grew 9% year-over-year and **International DAUq** grew 28% year-over-year
- Total **U.S. revenue** grew 68% year-over-year and **International revenue** grew 78% year-over-year, driven by broad strength across objectives, verticals, geographies, and channels
- **Advertising revenue** of $690 million grew 75% year-over-year, and Other revenue was $36 million, up 8% year-over-year
- **Advertising revenue growth** was driven by year-over-year growth in impressions and pricing
- Broad strength across the **full ad funnel** and with 11 of our top-15 **industry verticals** growing over 50% year-over-year
- Launched **Reddit Max campaigns**, our AI-powered automated ad campaign type, to public beta


Q4 '25 DAUq
↑19% Y/Y
101.7
121.4
Q4 '24
Q4 '25
(IN MILLIONS)


Q4 '25 REVENUE
↑70% Y/Y
$428
$726
Q4 '24
Q4 '25
(IN MILLIONS)


Q4 '25 NET INCOME
35% MARGIN
$71
$252
Q4 '24
Q4 '25
(IN MILLIONS)


Q4 '25 ADJUSTED EBITDA[1]
45% MARGIN
$154
$327
Q4 '24
Q4 '25
(IN MILLIONS)

3

Dear fellow shareholders, 2025 was a breakout year for Reddit. We surpassed bold targets, built real momentum across our business, and proved our unique community model at scale. We crossed $2.2 billion in revenue, up 69% year-over-year, and delivered $530 million in net income. In Q4 alone, we welcomed over 121M daily active users to our platform, up 19% year-over-year, and over 471M weekly active users, up 24%. None of this would be possible without our team—thank you to our employees for a phenomenal year. The momentum we’re seeing across the business—especially in all three sections of our ad funnel—is the result of years of foundational work coming to life. I know we’re all eager to build on this success. These numbers tell just a small part of an important story: Reddit is at the center of a once-in-a-generation shift, and it’s not a coincidence. We’re now operating in a fundamentally different internet. One shaped by opaque algorithms, generative content, and growing distrust. And yet, amid this shift, more people are turning to Reddit—not just to aimlessly scroll, but to connect, learn, and research. That’s because Reddit is the most human place on the internet. In a world flooded with AI slop, people are seeking real community, lived experience, and trusted opinions. That’s Reddit’s differentiator. To put it simply: more people than ever are coming to Reddit because Reddit is for everyone. One of the main reasons Reddit is the go-to place for community is the candor of our conversations. This authenticity is rare, and it’s what makes conversations on Reddit uniquely helpful and influential. But in the age of AI, if you can’t easily distinguish a real person’s thoughts or recommendations from a bot, that trust erodes. That’s why we’re actively working on ways to preserve our authenticity and conversation quality. This began with the launch of verified profiles for brands and individuals in Q4 and will quickly move to bot verification and labeling next. We’re making good progress here and are excited to share more updates in the coming weeks. Our consumer product work remains a top priority—particularly driving user growth, retention, and deeper engagement through more seamless experiences. Two areas are of especially high priority: improving new-user onboarding and integrating our search interfaces. Let’s dig into how those are going. On the onboarding side, we deployed numerous experiments in Q4. We’re actively iterating on these learnings and working fast to improve retention for new and casual users. That retention supports growth, engagement, monetization, and more effective marketing. 4 Q4 2025 • Letter to Shareholders

Next, search. In Q4, we made significant progress in unifying our core search with Reddit Answers, our AI-powered search feature. Together, they drove more search volume and queries per user, with over 80 million people searching directly on Reddit every week in Q4, up from 60 million just one year ago. We released Reddit Answers in five new languages, with more on the way, and are piloting dynamic, agentic search results that include media beyond text. Reddit is already where people go to find things; making our platform an end-to-end search destination is how we meet that demand. As the industry evolves, how we think about our product and users must evolve too. We’ve historically reported logged-in vs. logged-out users, but as some of our work to streamline onboarding—instant personalization, for example—blurs the line between these states, the distinction between them makes less sense. As such, we plan to phase out reporting on logged-in and logged-out later this year. In 2026, we’re focused on making Reddit faster, more relevant, and more accessible to everyone, everywhere. A big part of this effort is improving feed relevancy—using AI and machine learning to make Reddit feel more personalized and useful from the second you open the app. These are high-impact investments that help shape how new users experience Reddit and how often they return. I’m encouraged by the team’s focus and velocity, and am confident we’ll feel the impact of the work this year. To rise to this occasion, we’re leveling up our execution, and that starts with leadership. I’m thrilled to welcome Maria Angelidou-Smith as our new Chief Product Officer. She brings a solid track record in scaling product organizations and is already helping us move faster and focus on the highest-impact areas for users and growth. I have full confidence that Maria will be a great partner to the business and significantly uplevel our pace and quality of results. We’re seeing strong commercial momentum right now and are confident in where we’re headed. We have a special business model that is generating a lot of cash, which is why we’re excited to announce a $1 billion share repurchase program today. It’s a testament to our growth and our commitment to delivering for our shareholders as we continue to invest in the business. The work ahead is ambitious, and that’s by design. We have the right team, the right roadmap, and the right moment. Now it’s about execution. As always, thank you to our employees, communities, partners, and investors for being part of this journey. Steve Huffman Co-Founder & Chief Executive Officer 5 Q4 2025 • Letter to Shareholders

Q4 2025 • Letter to Shareholders

Consumer product & community growth

We're focused on driving user growth, retention, and deeper engagement through product innovation

Evolving search

- The integration of AI and new entry points into Reddit search is driving **more search volume and queries** per user
- This year, we're **expanding AI-powered search** to new languages and making search results more relevant and distinct, highlighting the authentic perspectives and conversations on Reddit

New "Ask" button drives more search volume & queries per user best matcha in sf
Ask
best matcha
best matcha in sf
best matcha cookie
best matcha latte
Communities
r/MatchaEverywhere
80M+
WAUq searchers in Q4


Q4 '25 DAUq
121.4M
19%
year-over-year
101.7
108.1
110.4
116.0
121.4
48.0
50.1
50.3
51.6
52.5
53.7
58.0
60.1
64.4
68.9
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
US DAUq
INT'L DAUq
(IN MILLIONS)

Delivering a better feed experience

- We're scaling our use of LLMs to improve content understanding and accelerate **personalization**, driving faster signal capture to make feed experiences feel immediately **relevant**
- We're testing **LLM-powered onboarding experiences** that aim to lower friction and improve retention by capturing the essential signals needed to deliver valuable and relevant content

LLM optimizations drive deeper user engagement & retention

Growing community & our content ecosystem

We plan to expand communities and diversify our content ecosystem through a combination of product and marketing strategies

Product improvements

- In Q4, we launched a **search-forward landing page** for external search traffic. With AI-powered summaries and related queries, we're working to improve search relevancy and quality to drive user growth
- Internationally, **machine translation covers 35 languages**, serving as a powerful top-of-funnel growth engine
- We launched **verified profiles** to enable professional contributors including individuals, businesses, journalists, or celebrities to confirm their identities and provide transparency when contributing to Reddit

Marketing Strategies

- We tested our first **audience-led marketing strategy** with parenting, entertainment, and sports content on Reddit that connects new users to specific content, to drive better marketing results and response rates

Search-forward landing page for web users


Search Reddit
Get app
Return to Search Results
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Related Answers
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6

Q4 2025 • Letter to Shareholders

Advertising & monetization

In Q4, we made significant improvements to the performance of our lower-funnel products by enhancing our machine learning models and optimizing for the advertiser's objective to drive more efficient results.

We also launched Reddit Max campaigns, our automated campaign type now in beta, which is designed to optimize advertiser campaign settings for every impression and delivers better performance.

2X
Lower-funnel conversion volume Y/Y growth in Q4

Reddit Max campaigns
automated to outperform

Powered by AI, Max campaigns are a new campaign type available for mid- and lower-funnel objectives that predict impression outcomes, providing advertisers with new levels of real-time, impression-level control to achieve their business goals.

Max campaigns are designed to optimize and automate targeting, creative selection and placements, and budget allocation which can lead to **significant performance improvements**, while requiring fewer steps to set up and manage.

Additionally, Reddit **Community Intelligence™** helps categorize campaign viewers into actionable cohorts, providing advertisers with transparency into who is engaging with their ads. These insights decode Reddit's 24+ billion posts, comments, and conversations into structured audience signals.

Reddit Max Performance Outcomes

17%
Lower costs / CPA*

27%
More results, conversion objectives*

Case study: Brooks Running

Brooks Running leveraged **Reddit Max campaigns** to drive website traffic for the launch of its new Ghost 17 cushioned running shoe.

Reddit Max campaigns outperformed when compared to their business-as-usual standard campaigns, achieving meaningful performance gains, efficiently and with minimal lift.

37%
✓ Decrease in cost per click

26%
✓ Lift in click volume

26%
✓ Increase in CTR


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* Based on 17 split tests conducted between June and August 2025. Each test compared Max campaigns to standard campaigns over a 21-day period. CPA refers to Cost per Action.

7

Q4 2025 • Letter to Shareholders

Financial highlights

Fourth quarter 2025


Q4 '25 REVENUE
$725.6M
70%
year-over-year
$427.7
$80.0
$347.7
$392.4
$78.5
$313.9
$499.6
$90.8
$408.8
$584.9
$105.3
$479.6
$725.6
$142.3
$583.3
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
US REVENUE
INT'L REVENUE
(IN MILLIONS)

Total revenue was $725.6 million, an increase of 70% year-over-year


Q4 '25 AVERAGE REVENUE PER UNIQUE (ARPU)
$5.98
42%
year-over-year
$4.21
$1.67
$7.04
$3.63
$1.34
$6.27
$4.53
$1.73
$7.87
$5.04
$1.84
$9.04
$5.98
$2.31
$10.79
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
US ARPU
INT'L ARPU

ARPU was $5.98, an increase of 42% year-over-year


Q4 '25 GROSS MARGIN
91.9%
92.6%
90.5%
90.8%
91.0%
91.9%
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
COST OF REVENUE (IN MILLIONS)
$31.8
$37.1
$45.9
$52.5
$58.7
(AS A % OF TOTAL REVENUE)

Gross profit was $666.9 million, or a gross margin of 91.9%, an improvement of 90 bps from the prior quarter


Q4 '25 OPERATING EXPENSES
$435.1M
$343.0
$4.2
$97.1
$241.8
$351.4
$4.0
$107.2
$240.2
$386.0
$3.9
$94.9
$287.2
$393.9
$3.9
$93.4
$296.6
$435.1
$4.2
$90.8
$340.1
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
NON-GAAP OPERATING EXPENSES[3]
SBC & RELATED TAXES
D&A
(IN MILLIONS)

Total GAAP operating expenses were $435.1 million and total non-GAAP operating expenses[3] were $340.1 million

8

Q4 2025 • Letter to Shareholders

Q4 '25 NET INCOME

$251.6M

34.7% MARGIN ↑


$71.0
$26.2
$89.3
$162.7
$251.6
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
(IN MILLIONS)

Net income was $251.6 million, or a net margin of 34.7%

Q4 '25 ADJUSTED EBITDA[1]

$327.0M

45.1% MARGIN ↑


$154.3
$115.3
$166.7
$236.0
$327.0
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
(IN MILLIONS)

Adjusted EBITDA[1] was $327.0 million, or a margin of 45.1%, an increase of $172.7 million from the prior year

Q4 '25 NON-GAAP INCREMENTAL ADJ. EBITDA Y/Y MARGIN[1]

58.0%


73.7%
70.4%
58.3%
60.0%
58.0%
36.1%
29.4%
33.4%
40.3%
45.1%
16.6%
6.7%
17.9%
27.8%
34.7%
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
NET INCOME MARGIN
ADJ. EBITDA MARGIN¹
NON-GAAP INCR. ADJ. EBITDA¹ Y/Y MARGIN

58% year-over-year incremental Adjusted EBITDA margin[1], with an average of 64.1% for the last five quarters

Q4 '25 REVENUE Y/Y GROWTH VS. NON-GAAP TOTAL COSTS AND EXPENSES[3] Y/Y GROWTH

1.5x


71.3%
20.6%
61.5%
19.0%
77.7%
37.7%
67.9%
37.3%
69.7%
45.8%
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
REVENUE Y/Y GROWTH
NON-GAAP TOTAL COSTS³ Y/Y GROWTH

Total revenue grew 1.5 times as fast as total adjusted costs and expenses[3] year-over-year

Q4 '25 "RULE OF 40"[1]

115%


107%
36%
71%
91%
29%
61%
111%
33%
78%
108%
40%
68%
115%
45%
70%
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
REVENUE Y/Y GROWTH
ADJUSTED EBITDA¹ MARGIN

Our Q4 revenue growth plus Adjusted EBITDA[1] margin makes us a "Rule of 115"[1] Company

9

Q4 2025 • Letter to Shareholders


Q4 '25 OPERATING CASH FLOW
$266.8M
$89.2 $90.0
21.0%
$126.6 $127.6
32.5%
$110.8 $111.3
22.3%
$183.1 $185.2
31.7%
$263.6 $266.8
36.8%
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
FREE CASH FLOW2
OPERATING CASH FLOW
OPERATING CASH FLOW AS % OF REVENUE
(IN MILLIONS)

Operating cash flow was $266.8 million, an increase of $176.8 million year-over-year

Free Cash Flow[2] was $263.6 million, an increase of $174.5 million year-over-year

Operating cash flow as % of revenue was 36.8%, an improvement of 1,580 basis points from the prior year


Q4 '25 FULLY DILUTED SHARES OUTSTANDING
206.1M
(0.1%)
206.2
25.9
180.3
(0.1%)
206.0
21.7
184.3
0.3%
206.6
19.5
187.1
(0.2%)
206.1
16.7
189.4
0.0%
206.1
15.2
190.9
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
SHARES UNDERLYING STOCK-BASED AWARDS
BASIC SHARES OUTSTANDING
Q/Q DILUTION %
(IN MILLIONS)

Q4 fully diluted shares outstanding were 206.1 million, flat sequentially and down year-over-year

Financial outlook

The guidance provided below is based on Reddit's current estimates and is not a guarantee of future performance. This guidance is subject to significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in Reddit's reports on file with the Securities and Exchange Commission (the "SEC"). Reddit undertakes no duty to update any forward-looking statements or estimates, except as required by applicable law.

As we look ahead, we will share our internal thoughts on revenue and Adjusted EBITDA for the first quarter.

In the first quarter of 2026, we estimate:

- Revenue in the range of $595 million to $605 million
- Adjusted EBITDA[4] in the range of $210 million to $220 million

Q1 '26 REVENUE

$595M-$605M

Q1 '26 ADJUSTED EBITDA

$210M-$220M

10

Reddit will host a conference call to discuss the results for the fourth quarter of 2025 on February 5, 2026, at 1:30 p.m. PT / 4:30 p.m. ET. A live webcast of the call can be accessed on Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. A replay of the webcast and transcript will be available on the same websites following the conclusion of the conference call. Reddit will solicit questions from the community at r/RDDT on February 5, 2026, and post responses following the earnings call at Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. Steve Huffman Co-Founder & Chief Executive Officer Drew Vollero Chief Financial Officer Earnings conference call & community update 11 Q4 2025 • Letter to Shareholders

Appendix Notes 1.The definition of Adjusted EBITDA, Adjusted EBITDA margin, incremental Adjusted EBITDA margin, and Rule of 40 and a reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin can be found on subsequent pages of this appendix 2.The definition of Free Cash Flow and a reconciliation of Free Cash Flow to net cash provided by (used in) operating activities can be found on subsequent pages of this appendix 3.The definition of total adjusted costs and expenses and non-GAAP operating expenses and a reconciliation of total adjusted costs and expenses and non-GAAP operating expenses to the comparable U.S. GAAP measures can be found on subsequent pages of this appendix 4.We have not provided a reconciliation to the forward-looking U.S. GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding U.S. GAAP guidance measures is not available without unreasonable effort About Reddit Reddit is a community of communities. It’s built on shared interests, passion, and trust, and is home to the most open and authentic conversations on the internet. Every day, Reddit users submit, vote, and comment on the topics they care most about. With 100,000+ active communities and 121+ million daily active unique visitors, Reddit is one of the internet’s largest sources of information. For more information, visit www.redditinc.com. Forward Looking Statements This letter contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Reddit's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern Reddit's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this letter include, but are not limited to, statements regarding Reddit’s priorities, plans with respect to the share repurchase program, future financial and operating performance, including evolution of machine translation, international growth strategies to increase content consumption and improve local user experience, consumer product strategy with respect to growth and engagement, the integration of AI in Reddit search, the launch of Max campaigns, GAAP and non-GAAP guidance, strategies, and expectations of growth. Reddit's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” and elsewhere in documents that Reddit files with the SEC from time to time, including Reddit’s Annual Report on Form 10-K for the year ended December 31, 2025, which is being filed with the SEC at or around the date hereof. 12 Q4 2025 • Letter to Shareholders

The forward-looking statements in this letter are based on information available to Reddit as of the date hereof, and Reddit undertakes no obligation to update any forward-looking statements, except as required by law. A Note About Metrics We define a daily active unique (“DAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a 24-hour period. Average DAUq for a particular period is calculated by adding the number of DAUq on each day of that period and dividing that sum by the number of days in that period. We define a weekly active unique (“WAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a trailing seven-day period. Average quarterly WAUq for a particular period is calculated by adding the number of WAUq on each day of that period and dividing that sum by the number of days in that period. We define average revenue per unique (“ARPU”) as quarterly revenue in a given geography divided by the average DAUq in that geography. For the purposes of calculating ARPU, advertising revenue in a given geography is based on the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity, while other revenue in a given geography is based on the billing address of the customer. Use of Non-GAAP Financial Measures We use certain non-GAAP financial measures to supplement our consolidated financial statements, which are presented in accordance with U.S. GAAP, to evaluate our core operating performance. These non-GAAP financial measures include Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, Free Cash Flow margin, total adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense. We use these non-GAAP financial measures to facilitate reviews of our operational performance and as a basis for strategic planning. By excluding certain items that are non- recurring or not reflective of the performance of our normal course of business, we believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance. Accordingly, we believe these non-GAAP financial measures are useful to investors and others because they allow investors to supplement their understanding of our financial trends and evaluate our ongoing and future performance in the same manner as management. However, there are a number of limitations related to the use of non-GAAP financial measures as they reflect the exercise of judgment by our management about which expenses are included or excluded in determining these non-GAAP measures. These non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with U.S. GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. A reconciliation is provided below for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with U.S. GAAP. Reddit encourages investors to 13 Q4 2025 • Letter to Shareholders review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures, and not to rely on any single financial measure to evaluate Reddit’s business. We have not provided a reconciliation to the forward- looking GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding GAAP guidance measures is not available without unreasonable effort. Adjusted EBITDA is defined as net income (loss) excluding interest (income) expense, net, income tax expense (benefit), depreciation and amortization, stock-based compensation expense and related taxes, other (income) expense, net, and certain other non-recurring or non-cash items impacting net income (loss) that we do not consider indicative of our ongoing business performance. Other (income) expense, net consists primarily of realized gains and losses on sales of marketable securities, foreign currency transaction gains and losses, and other income and expense that are not indicative of our core operating performance. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Incremental Adjusted EBITDA margin is defined as the change in Adjusted EBITDA divided by the change in revenue over the same period. Rule of 40 is defined as the year-over-year revenue growth rate plus adjusted EBITDA margin over the same period. We consider the exclusion of certain non- recurring or non-cash items in calculating Adjusted EBITDA and Adjusted EBITDA margin to provide a useful measure for investors and others to evaluate our operating results in the same manner as management. Free Cash Flow represents net cash provided by (used in) operating activities less purchases of property and equipment. Free Cash Flow margin is defined as Free Cash Flow divided by revenue. We believe that Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Total adjusted costs and expenses represents cost of revenue and operating expenses excluding stock- based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting cost of revenue and operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP operating expenses represents operating expenses excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP research and development expense, non- GAAP sales and marketing expense, and non-GAAP general and administrative expense represent their respective operating expense line items excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items. We consider adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense to be useful measures as they exclude expenses that are not reflective of our operational performance and could mask underlying trends in our business. Investor Relations ir@reddit.com Media Relations press@reddit.com 14 Q4 2025 • Letter to Shareholders

Q4 2025 • Letter to Shareholders

Reddit, Inc.
Key Operating Metrics by Geography

(in millions, except percentages and ARPU)
(unaudited)

	Three months ended December 31,			Year ended December 31,		
	2025	2024	% Change	2025	2024	% Change
Revenue: Global	$ 725.6	$ 427.7	70 %	$ 2,202.5	$ 1,300.2	69 %
Revenue: U.S.	$ 583.3	$ 347.7	68 %	$ 1,785.6	$ 1,063.6	68 %
Revenue: International	$ 142.3	$ 80.0	78 %	$ 416.9	$ 236.6	76 %

	Three months ended December 31,		
	2025	2024	% Change
DAUq: Global	121.4	101.7	19 %
DAUq: U.S.	52.5	48.0	9 %
DAUq: International	68.9	53.7	28 %
Logged-in DAUq: Global	50.7	46.1	10 %
Logged-in DAUq: U.S.	23.0	21.9	5 %
Logged-in DAUq: International	27.7	24.2	14 %
Logged-out DAUq: Global	70.7	55.6	27 %
Logged-out DAUq: U.S.	29.5	26.1	13 %
Logged-out DAUq: International	41.2	29.5	40 %
WAUq: Global	471.6	379.4	24 %
WAUq: U.S.	193.4	172.2	12 %
WAUq: International	278.2	207.2	34 %
ARPU: Global	$ 5.98	$ 4.21	42 %
ARPU: U.S.	$ 10.79	$ 7.04	53 %
ARPU: International	$ 2.31	$ 1.67	38 %

15

Reddit, Inc. Consolidated Balance Sheets (in thousands) (unaudited) Q4 2025 • Letter to Shareholders December 31, 2025 2024 Assets Current assets Cash and cash equivalents $ 953,569 $ 562,092 Marketable securities 1,523,242 1,278,717 Accounts receivable, net 590,162 349,534 Prepaid expenses and other current assets 69,012 33,058 Total current assets 3,135,985 2,223,401 Property and equipment, net 12,710 12,652 Operating lease right-of-use assets, net 20,788 23,249 Intangible assets, net 15,521 25,424 Goodwill 42,174 42,174 Other noncurrent assets 11,995 9,695 Total assets $ 3,239,173 $ 2,336,595 Liabilities and stockholders’ equity (deficit) Current liabilities Accounts payable $ 62,929 $ 45,423 Operating lease liabilities 7,023 6,137 Accrued expenses and other current liabilities 201,331 124,464 Total current liabilities 271,283 176,024 Operating lease liabilities, noncurrent 16,191 20,565 Other noncurrent liabilities 22,661 9,257 Total liabilities 310,135 205,846 Commitments and contingencies Stockholders’ equity (deficit): Preferred stock — — Class A common stock 14 12 Class B common stock 5 5 Class C common stock — — Additional paid-in capital 3,595,772 3,331,546 Accumulated other comprehensive income (loss) 4,364 24 Accumulated deficit (671,117) (1,200,838) Total stockholders’ equity (deficit) 2,929,038 2,130,749 Total liabilities and stockholders’ equity (deficit) $ 3,239,173 $ 2,336,595 16

Reddit, Inc. Consolidated Statements of Operations (in thousands, except share and per share amounts) (unaudited) Q4 2025 • Letter to Shareholders Three months ended December 31, Year ended December 31, 2025 2024 2025 2024 Revenue $ 725,607 $ 427,707 $ 2,202,506 $ 1,300,205 Costs and expenses: Cost of revenue 58,718 31,845 194,216 123,595 Research and development 198,885 188,644 783,145 935,152 Sales and marketing 163,852 80,516 503,863 350,579 General and administrative 72,324 73,830 279,298 451,447 Total costs and expenses 493,779 374,835 1,760,522 1,860,773 Income (loss) from operations 231,828 52,872 441,984 (560,568) Other income (expense), net 22,990 17,115 86,706 75,361 Income (loss) before income taxes 254,818 69,987 528,690 (485,207) Income tax expense (benefit) 3,215 (1,049) (1,031) (931) Net income (loss) $ 251,603 $ 71,036 $ 529,721 $ (484,276) Net income (loss) per share attributable to Class A and Class B common stock Basic $ 1.32 $ 0.40 $ 2.84 $ (3.33) Diluted $ 1.24 $ 0.36 $ 2.62 $ (3.33) Weighted-average shares used to compute net income (loss) per share attributable to common stockholders Basic 189,971,813 177,484,215 186,383,271 145,472,389 Diluted 202,932,334 199,057,762 202,107,978 145,472,389 17

Reddit, Inc. Consolidated Statements of Cash Flows (in thousands) (unaudited) Q4 2025 • Letter to Shareholders Three months ended December 31, Year ended December 31, 2025 2024 2025 2024 Cash flows from operating activities Net income (loss) $ 251,603 $ 71,036 $ 529,721 $ (484,276) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Depreciation and amortization 4,151 4,161 15,948 15,643 Non-cash operating lease cost 1,678 69 6,197 4,110 Amortization of premium (accretion of discount) on marketable securities, net (5,860) (11,516) (28,214) (43,400) Stock-based compensation expense 85,178 85,114 343,180 801,646 Other adjustments 180 (148) 848 (4,187) Changes in operating assets and liabilities: Accounts receivable (102,602) (65,366) (241,356) (104,280) Prepaid expenses and other assets (13,658) (7,719) (37,082) (19,485) Operating lease right-of-use assets and liabilities (1,817) 291 (7,224) (2,397) Accounts payable (8,774) (17,054) 18,166 (570) Accrued expenses and other liabilities 56,728 31,129 90,691 59,264 Net cash provided by (used in) operating activities $ 266,807 $ 89,997 $ 690,875 $ 222,068 Cash flows from investing activities Purchases of property and equipment (3,164) (842) (6,706) (6,248) Purchases of marketable securities (692,993) (570,988) (2,298,397) (1,996,725) Maturities of marketable securities 484,917 530,241 2,065,971 1,573,602 Proceeds from sale of marketable securities 4,862 — 17,234 — Cash paid for acquisitions, net of cash acquired — — — (17,137) Other investing activities 554 (1,508) 3,009 5,821 Net cash provided by (used in) investing activities $ (205,824) $ (43,097) $ (218,889) $ (440,687) Cash flows from financing activities Proceeds from issuance of Class A common stock in initial public offering, net of underwriting discounts and commissions — — — 600,022 Proceeds from exercise of employee stock options 4,575 26,039 25,075 88,972 Taxes paid related to net share settlement of restricted stock units (23,533) (26,467) (104,028) (294,573) Payments of initial public offering costs — (275) — (8,775) Other financing activities (109) — (1,606) (6,111) Net cash provided by (used in) financing activities $ (19,067) $ (703) $ (80,559) $ 379,535 Net increase (decrease) in cash, cash equivalents, and restricted cash 41,916 46,197 391,427 160,916 Cash, cash equivalents, and restricted cash at the beginning of the period 911,653 515,945 562,142 401,226 Cash, cash equivalents, and restricted cash at the end of the period $ 953,569 $ 562,142 $ 953,569 $ 562,142 Cash and cash equivalents 953,569 562,092 953,569 562,092 Restricted cash — 50 — 50 Total cash, cash equivalents, and restricted cash $ 953,569 $ 562,142 $ 953,569 $ 562,142 18

Reddit, Inc. Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin (in thousands, except percentages) (unaudited) Q4 2025 • Letter to Shareholders Three months ended December 31, Year ended December 31, 2025 2024 2025 2024 Net income (loss) $ 251,603 $ 71,036 $ 529,721 $ (484,276) Add (deduct): Interest (income) expense, net (22,947) (20,578) (86,722) (78,121) Income tax expense (benefit) 3,215 (1,049) (1,031) (931) Depreciation and amortization 4,151 4,161 15,948 15,643 Stock-based compensation expense and related taxes 91,067 97,297 387,141 842,932 Other (income) expense, net (43) 3,463 16 2,760 Adjusted EBITDA $ 327,046 $ 154,330 $ 845,073 $ 298,007 Net margin 34.7% 16.6% 24.1% (37.2) % Adjusted EBITDA margin 45.1% 36.1% 38.4% 22.9% 19

Reddit, Inc. Reconciliation of Free Cash Flow and Free Cash Flow Margin (in thousands, except percentages) (unaudited) Q4 2025 • Letter to Shareholders Three months ended December 31, Year ended December 31, 2025 2024 2025 2024 Net cash provided by (used in) operating activities $ 266,807 $ 89,997 $ 690,875 $ 222,068 Less: Purchases of property and equipment (3,164) (842) (6,706) (6,248) Free Cash Flow $ 263,643 $ 89,155 $ 684,169 $ 215,820 Operating cash flow margin 36.8% 21.0% 31.4% 17.1 % Free Cash Flow margin 36.3% 20.8% 31.1% 16.6% 20

Reddit, Inc. Reconciliation of Non-GAAP Costs and Expenses (in thousands) (unaudited) Q4 2025 • Letter to Shareholders Three months ended December 31, Year ended December 31, 2025 2024 2025 2024 Total costs and expenses $ 493,779 $ 374,835 $ 1,760,522 $ 1,860,773 Less: Depreciation and amortization 4,151 4,161 15,948 15,643 Stock-based compensation expense and related taxes 91,067 97,297 387,141 842,932 Total adjusted costs and expenses $ 398,561 $ 273,377 $ 1,357,433 $ 1,002,198 Total operating expenses $ 435,061 $ 342,990 $ 1,566,306 $ 1,737,178 Less: Depreciation and amortization 4,151 4,161 15,948 15,643 Stock-based compensation expense and related taxes 90,825 97,066 386,266 842,312 Non-GAAP operating expenses $ 340,085 $ 241,763 $ 1,164,092 $ 879,223 Research and development expenses $ 198,885 $ 188,644 $ 783,145 $ 935,152 Less: Depreciation and amortization 2,618 2,628 10,155 9,520 Stock-based compensation expense and related taxes 55,649 60,413 238,135 464,858 Non-GAAP research and development expenses $ 140,618 $ 125,603 $ 534,855 $ 460,774 Sales and marketing expenses $ 163,852 $ 80,516 $ 503,863 $ 350,579 Less: Depreciation and amortization 1,304 1,253 4,934 4,847 Stock-based compensation expense and related taxes 11,744 7,659 50,053 87,445 Non-GAAP sales and marketing expenses $ 150,804 $ 71,604 $ 448,876 $ 258,287 General and administrative expenses $ 72,324 $ 73,830 $ 279,298 $ 451,447 Less: Depreciation and amortization 229 280 859 1,276 Stock-based compensation expense and related taxes 23,432 28,994 98,078 290,009 Non-GAAP general and administrative expenses $ 48,663 $ 44,556 $ 180,361 $ 160,162 21